EXHIBIT 10.6


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                            ADMINISTRATION AGREEMENT


                                  by and among


                          ANRC AUTO OWNER TRUST 2000-A,
                                   as Issuer,

                      AUTONATION FINANCIAL SERVICES CORP.,
                                as Administrator,

                       AUTONATION RECEIVABLES CORPORATION,
                                   as Seller,


                                       and

                            THE CHASE MANHATTAN BANK,
                              as Indenture Trustee




                           Dated as of August 10, 2000

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

                                TABLE OF CONTENTS

                                                                                                      PAGE
SECTION 1.         Duties of the Administrator..........................................................2

SECTION 2.         Records..............................................................................8

SECTION 3.         Compensation.........................................................................8

SECTION 4.         Additional Information to be Furnished to the Issuer.................................8

SECTION 5.         Independence of the Administrator....................................................8

SECTION 6.         No Joint Venture.....................................................................9

SECTION 7.         Other Activities of Administrator....................................................9

SECTION 8.         Term of Agreement; Resignation and Removal of Administrator..........................9

SECTION 9.         Action upon Termination,Resignation or Removal......................................10

SECTION 10.        Notices.............................................................................10

SECTION 11.        Amendments..........................................................................11

SECTION 12.        Successors and Assigns..............................................................12

SECTION 13.        Governing Law.......................................................................12

SECTION 14.        Headings............................................................................12

SECTION 15.        Counterparts........................................................................12

SECTION 16.        Severability........................................................................13

SECTION 17.        Not Applicable to AutoNation Financial Services in Other Capacities.................13

SECTION 18.        Limitation of Liability of Owner Trustee and Indenture Trustee......................13

SECTION 19.        Third-Party Beneficiary.............................................................13

SECTION 20.        Nonpetition Covenants...............................................................13

SECTION 21.        Certain Matters Regarding the Insurer...............................................14


                  This ADMINISTRATION AGREEMENT, dated as of August 10, 2000 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), is by and among ANRC AUTO OWNER TRUST 2000-A, a Delaware business trust (the "Issuer"), AUTONATION FINANCIAL SERVICES CORP. ("AutoNation Financial Services" or in its capacity as administrator, the "Administrator"), AUTONATION RECEIVABLES CORPORATION (the "Seller") and THE CHASE MANHATTAN BANK, as Indenture Trustee (the "Indenture Trustee").


                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, the Issuer is a business trust under the Delaware Business Trust Act created by an amended and restated owner trust agreement dated as of August 10, 2000 (as amended, supplemented or otherwise modified and in effect from time to time, the "Owner Trust Agreement") between the Seller, as Depositor, and The Bank of New York (Delaware), as Owner Trustee (together with its successors and assigns in such capacity, the "Owner Trustee").

                  WHEREAS, the Issuer is issuing 6.72462% Asset-Backed Notes, Class A-1, 7.00% Asset-Backed Notes, Class A-2, 7.06% Asset-Backed Notes, Class A-3 and 7.15% Asset-Backed Notes, Class A-4 (collectively, the "Notes") pursuant to an Indenture, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Issuer and the Indenture Trustee (capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in, or incorporated by reference into, the Indenture);

                  WHEREAS, the Issuer is issuing Residual Interest Certificates (the "Residual Interest Certificates") pursuant to the Owner Trust Agreement;

                  WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes including (i) the sale and servicing agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Sale and Servicing Agreement"), between the Issuer, the Seller, AutoNation Financial Services Corp., as custodian and as servicer (in such capacity, the "Servicer") and the Indenture Trustee, (ii) a Letter of Representations, dated August 10, 2000, among the Issuer, the Indenture Trustee, the Owner Trustee and The Depository Trust Company ("DTC") relating to the Notes (as amended, supplemented or otherwise modified and in effect from time to time, the "Depository Agreement"), (iii) the Owner Trust Agreement, (iv) the Insurance Agreement (as defined in the Sale and Servicing Agreement) and (v) the Indenture (the Sale and Servicing Agreement, the Depository Agreement, the Owner Trust Agreement, the Insurance Agreement and the Indenture being referred to hereinafter collectively as the "Related Agreements");

                  WHEREAS, pursuant to the Related Agreements, the Issuer and the Owner Trustee are required to perform certain duties in connection with (i) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (ii) the beneficial ownership interest in the Issuer (the

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

holder of such interest being referred to herein as the "Depositor");

                  WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

                  WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1 Duties of the Administrator.

                  (a) Duties with Respect to the Related Agreements and the Indenture.

                           (i) The Administrator agrees to perform all its
                  duties as Administrator and the duties of the Issuer and the Owner Trustee under the Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Related Agreements. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements. In furtherance of the foregoing, the Administrator shall take all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

                           (A) the preparation of or obtaining of the documents
                  and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

                           (B) the duty to cause the Note Register to be kept
                  and to give the Indenture Trustee and the Insurer notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);


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

                           (C) the duty to cause the replacement of lost or
                  mutilated Notes upon the request of the Issuer (Section 2.05);

                           (D) the preparation, obtaining or filing of the
                  instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.12);

                           (E) the duty to cause newly appointed Paying Agents,
                  if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                           (F) the direction to the Paying Agent to deposit
                  monies with the Indenture Trustee (Section 3.03);

                           (G) the obtaining and preservation of the Issuer's
                  qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes and the Collateral (Section 3.04);

                           (H) the preparation of all supplements and amendments
                  to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Collateral (Section 3.05);

                           (I) the delivery of the Opinion of Counsel on the
                  Closing Date as to the Collateral, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

                           (J) the identification to the Indenture Trustee and
                  the Insurer in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

                           (K) the notification of the Indenture Trustee, the
                  Insurer and each Rating Agency of a Servicer Default under the Sale and Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Contracts, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

                           (L) the duty to cause the Servicer to comply with the
                  Servicer's obligations under the Sale and Servicing Agreement (Section 3.13);

                           (M) the delivery of written notice to the Indenture
                  Trustee, Owner Trustee, the Insurer and each Rating Agency of each Event of Default under the Indenture and each default by the Servicer or the Seller under the Sale and Servicing Agreement (Section 3.15);

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

                           (N) the monitoring of the Issuer's obligations as to
                  the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                           (O) the compliance with any written directive of the
                  Indenture Trustee or the Insurer, as the case may be, with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

                           (P) the preparation of any written instruments
                  required to give effect to the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

                           (Q) the preparation and, after execution by the
                  Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

                           (R) the preparation of an Issuer Request and
                  Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.03(b) and 8.04);

                           (S) the preparation of Issuer Orders and the
                  obtaining of Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.01, 9.02 and 9.03);

                           (T) arranging for the execution and delivery of new
                  Notes conforming to any supplemental indenture (Section 9.06);

                           (U) the duty to notify Noteholders, the Insurer and
                  the Rating Agencies of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

                           (V) the preparation and delivery of all Officer's
                  Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

                           (W) the preparation and delivery of Officer's
                  Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

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

                           (X) the notification of the Rating Agencies and the
                  Insurer, upon the failure of the Issuer or the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04); and

                           (Y) the preparation and delivery to the Indenture
                  Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06).

                           (ii) The Administrator will:

                           (A) pay the Indenture Trustee from time to time
                  reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (B) except as otherwise expressly provided in the
                  Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Indenture Trustee's negligence, bad faith or willful misconduct;

                           (C) indemnify the Indenture Trustee and its agents
                  for, and hold them harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture; and

                           (D) to the extent not paid by the Depositor,
                  indemnify the Owner Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred without willful misconduct or negligence on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Owner Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Owner Trust Agreement.

                  (b)      Additional Duties.

                           (i) In addition to the duties set forth in Section I
                  (a)(i), the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other


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

                  appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Related Agreements. In furtherance thereof, the Owner Trustee shall on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the forms of Exhibits A and B hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

                           (ii) Notwithstanding anything in this Agreement or
                  the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to the Depositor as contemplated in Section 5.02(c) of the Owner Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

                           (iii) Notwithstanding anything in this Agreement or
                  the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.05(a), (c) and (d) and
                  Section 5.06(a) of the Owner Trust Agreement with respect to, among other things, accounting and reports to the Depositor.

                           (iv) As soon as practicable, but not later than the
                  Availability Date (as defined below), the Administrator will make generally available to the Noteholders an earnings statement of the Trust covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Securities Act. For the purpose of the preceding sentence, "Availability Date" means the 90th day after the end of the Trust's fourth fiscal quarter following the fiscal quarter that includes such Effective Date.


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

                           (v) The Administrator shall provide written notice to
                  the Indenture Trustee upon notification to the Administrator that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Depository Agreement. Upon the receipt of such notification from the Clearing Agency, the Administrator shall use reasonable efforts to locate and appoint a qualified successor Clearing Agency.

                           (vi) The Administrator shall have the duties of the
                  Administrator specified in Section 10.02 of the Owner Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Owner Trust Agreement.

                           (vii) In carrying out the foregoing duties or any of
                  its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer or the Insurer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                  (c)      Non-Ministerial Matters.

                           (i) With respect to matters that in the reasonable
                  judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless authorized pursuant to the Basic Documents and within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee and the Insurer of the proposed action and the Owner Trustee and the Insurer shall not have unreasonably withheld consent or shall not have provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                           (A) the amendment of or any supplement to the
                  Indenture;

                           (B) the initiation of any claim or lawsuit by the
                  Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Contracts);

                           (C) the amendment, change or modification of the
                  Related Agreements;

                           (D) the appointment of successor Note Registrars,
                  successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of a successor Administrator or a Successor Servicer, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and


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

                           (E) the removal of the Indenture Trustee.

                           (ii) Notwithstanding anything to the contrary in this
                  Agreement, the Administrator shall not be obligated to, and shall not (A) make any payments to the Noteholders under the Related Agreements, (B) sell the Collateral pursuant to clause
                  (iv) of Section 5.04(a) of the Indenture, (C) take any other action that the Issuer directs the Administrator not to take on its behalf or (D) take any other action which may be construed as having the effect of varying the investment of the Holders.

                  SECTION 2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee and the Insurer at any time during normal business hours.

                  SECTION 3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to an annual payment of compensation of $1,000 which shall be solely an obligation of the Servicer.

                  SECTION 4. Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer, the Indenture Trustee and the Insurer from time to time such additional information regarding the Collateral as the Issuer, the Indenture Trustee or the Insurer shall reasonably request.

                  SECTION 5. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

                  SECTION 6. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and any of the Issuer, the Owner Trustee or the Indenture Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                  SECTION 7. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.



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

                  SECTION 8. Term of Agreement; Resignation and Removal of Administrator. This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

                  (a) Subject to Sections 8(d) and 8(e), the Administrator may resign its duties hereunder by providing the Issuer, the Indenture Trustee and the Insurer with at least 60 days' prior written notice.

                  (b) Subject to Sections 8(d) and 8(e), the Issuer, with the prior written consent of the Insurer may, and shall at the direction of the Insurer, remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

                  (c) Subject to Sections 8(d) and 8(e), at the sole option of the Issuer, the Administrator may, with the prior written consent of the Insurer, and shall at the direction of the Insurer, be removed immediately upon written notice of termination from the Issuer to the Administrator and the Insurer if any of the following events shall occur:

                           (i) the Administrator shall default in the
                  performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within 30 days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer and the Insurer);

                           (ii) a court having jurisdiction in the premises
                  shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                           (iii) the Administrator shall commence a voluntary
                  case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

                    The Administrator agrees that if any of the events specified in clauses (ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer, the Insurer and the Indenture Trustee within seven days after the occurrence of such event.



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

                  (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator acceptable to the Insurer and the Indenture Trustee shall have been appointed by the Issuer with the consent of the Insurer and the Indenture Trustee and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

                  (e) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

                  SECTION 9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 8 or the resignation or removal of the Administrator pursuant to Section 8(a), (b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 8 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(a), (b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator. The Administrator's payment and indemnification obligations pursuant to this Agreement which arose as a result of Administrator's actions while acting as Administrator shall survive the termination of this Agreement and the resignation and removal of the Administrator.

                  SECTION 10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

                  (a)      if to the Issuer or the Owner Trustee, to:

                           ANRC AUTO OWNER TRUST 2000-A
                           c/o The Bank of New York (Delaware)
                           White Clay Center
                           Route 273
                           Newark, Delaware  19711
                           Attention:    Corporate Trust Department
                           Telecopy:     (302) 283-8279

                  (b)      if to the Administrator, to:

                           AUTONATION FINANCIAL SERVICES CORP.
                           110 South East 6th Street
                           Fort Lauderdale, Florida  33301
                           Attention:    Marc Bourhis
                           Telecopy:     (954) 769-4521


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

                  (c)      if to the Indenture Trustee, to:

                           THE CHASE MANHATTAN BANK 450 West 33rd Street 14th Floor New York, New York 10001-2697
                           Attention:    Capital Markets Funding Services
                           Telecopy:     (212) 946-8302

                  (d)      if to the Insurer, to:

                           MBIA INSURANCE CORPORATION
                           113 King Street
                           Armonk, New York  10504
                           Attention:    Insured Portfolio Management -
                                         Structured Finance
                                         (ANRC Auto Owner Trust 2000-A)
                           Telecopy:     (914) 765-3810

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

                  SECTION 11. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the prior written consent of the Insurer and the Owner Trustee, but without the consent of the Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided that such amendment will not materially and adversely affect the interest of any Noteholder. Any amendment shall be deemed not to materially and adversely affect the interests of any Noteholder if the Person requesting the amendment obtains
(i) a letter from each Rating Agency to the effect that such amendment would not result in a downgrading or withdrawal of the ratings then assigned to the Notes by such Rating Agency, without regard to the Insurance Policy, and (ii) the consent of the Insurer. This Agreement may also be amended by the parties hereto with the prior written consent of the Owner Trustee, the Insurer and, so long as an Insurer Default has occurred and is continuing, the holders of Notes evidencing at least a majority of the Outstanding Principal Amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, further, that no such amendment may without the consent of each Noteholder (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions that are required to be made for the benefit of the Noteholders, (ii) reduce the aforesaid percentage of the Holders of Notes which are required to consent to any such amendment or (iii) result in a taxable event to any of the Noteholders for federal income tax purposes or result in the Trust being classified as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes. Notwithstanding the foregoing, the


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

Administrator may not amend this Agreement without the permission of the Seller, which permission shall not be unreasonably withheld.

                  SECTION 12. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Owner Trustee, the Insurer and the Indenture Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Insurer, the Indenture Trustee or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that each Rating Agency shall have notified the Seller, the Servicer, the Insurer and the Issuer in writing that such action will not result in a qualification, reduction or withdrawal of its then-current rating of any Class of Notes (without regard to the Insurance Policy) and such successor organization executes and delivers to the Issuer, the Insurer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Issuer, the Owner Trustee, the Indenture Trustee and the Insurer, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

                  SECTION 13. Governing Law. This Agreement shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law provisions thereof.

                  SECTION 14. Headings. The section and subsection headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                  SECTION 15. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same agreement.

                  SECTION 16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 17. Not Applicable to AutoNation Financial Services in Other Capacities. Nothing in this Agreement shall affect any obligation AutoNation Financial Services Corp. may have in any other capacity.

                  SECTION 18. Limitation of Liability of Owner Trustee and Indenture Trustee.

                  (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by The Bank of New York (Delaware), not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall The Bank of New York (Delaware) in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII, of the Owner Trust Agreement.

                  (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Chase Manhattan Bank, as Indenture Trustee and in no event shall The Chase Manhattan Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  SECTION 19. Third-Party Beneficiary. The Owner Trustee and the Insurer are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.

                  SECTION 20. Nonpetition Covenants.

                  (a) Notwithstanding any prior termination of this Agreement, each party hereto shall not, at any time, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  (b) Notwithstanding any prior termination of this Agreement, each party hereto shall not, at any time, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

                  SECTION 21. Certain Matters Regarding the Insurer. Notwithstanding any provision in this Agreement to the contrary, in the event an Insurer Default (as defined in the Sale and Servicing Agreement) shall have occurred and be continuing, the Insurer shall not have the right to take any action under this Agreement or to control or direct the actions of the Issuer, the Administrator, the Indenture Trustee, the Seller or the Owner Trustee pursuant to the terms of this Agreement, nor shall the consent of the Insurer be required with respect to any action (or waiver of right to take action) to be taken by the Issuer, the Administrator, the Indenture Trustee, the Seller, the Owner Trustee or the Holders of the Notes; provided that the consent of the Insurer shall be required at all times (which consent, so long as an Insurer Default has occurred and is continuing, shall not be unreasonably withheld) with respect to any amendment of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Administration Agreement to be duly executed and delivered as of the day and year first above written.


                             ANRC AUTO OWNER TRUST 2000-A,
                              as Issuer

                             By:   THE BANK OF NEW YORK
                                   (DELAWARE), not in its individual
                                   capacity but solely as Owner Trustee


                             By:   /s/  William T. Lewis
                                   -----------------------------
                                   Name:  William T. Lewis
                                   Title:  Senior Vice President



                             AUTONATION RECEIVABLES
                              CORPORATION, as Seller


                             By:   /s/  Marc L. Bourhis
                                   -----------------------------
                                   Name:  Marc L. Bourhis
                                   Title:  President



                             THE CHASE MANHATTAN BANK,
                              as Indenture Trustee


                             By:   /s/  Jennifer Richardson
                                   -----------------------------
                                   Name:  Jennifer Richardson
                                   Title:  Assistant Vice President



                             AUTONATION FINANCIAL
                              SERVICES CORP., as Administrator


                             By:   /s/  Marc L. Bourhis
                                   -----------------------------
                                   Name:  Marc L. Bourhis
                                   Title: Treasurer

                                                                       EXHIBIT A
                                                                       ---------

                                     FORM OF
                                POWER OF ATTORNEY

STATE OF                           )
         --------------------------
                                   )   ss.:
COUNTY OF                          )
          -------------------------


                  KNOW ALL MEN BY THESE PRESENTS, that THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation, not in its individual capacity but solely as owner trustee ("Owner Trustee") for the ANRC Auto Owner Trust 2000-A (the "Trust"), does hereby make, constitute, and appoint AUTONATION FINANCIAL SERVICES CORP. as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Owner Trustee or the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Owner Trustee or the Trust to prepare, file or deliver pursuant to the Related Agreements (as defined in the Administration Agreement), including, without limitation, to appear for and represent the Owner Trustee and the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Owner Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term "Administration Agreement" means the Administration Agreement, dated as of August 10, 2000, by and among the Trust, AutoNation Financial Services Corp., as Administrator, AutoNation Receivables Corporation, as Seller, and The Chase Manhattan Bank, as Indenture Trustee, as such may be amended, supplemented or otherwise modified and in effect from time to time.

                  All powers of attorney for this purpose heretofore filed or executed by the Owner Trustee are hereby revoked.

                  EXECUTED this ___ day of ____________, ____.


                         THE BANK OF NEW YORK (DELAWARE),
                           not in its individual capacity
                           but solely as Owner Trustee


                         By:
                             ------------------------------------------
                             Name:
                             Title: